Exhibit 10.58

The E-government Construction Project of Huian County Phase 2

MAIN CONTRACT

The contract is signed on May 14, 2007

in Huian County Fujian Province

Party A:

Huian County Electronic Administration Management Co. Ltd.

Party B:

Expert Network (Shenzhen) Company Limited

Based on the good cooperative relation established between Party A and Party B during the construction of E-government project of Huian County (Phase 1), as well as to continue the development of Huian County E-government project, Party A formally entrusts Party B to undertake the project of Huian County E-government Construction (Phase 2).  Party A and Party B are abiding by the principle of equality, voluntariness, fairness, sincerity and trust, and after mutually agreed consultation, both parties A and B reach at the following clauses, for both parties to observe.

Clause One  Specification Of Phase 2 Project

“the Project” means the project of Huian County E-government Construction  (Phase 2) that Party A entrusts Party B to undertake, which includes the four items of Social Security Information System, Smart Card System, the Promotion of Application System and E-commerce System.  The Project includes the feasibility research, design and construction of these four items.

Clause Two  Status Quo Of the Project

1.

The Project is situated in Huian County, Fujian Province.

2.

Before the Project starts, Party B shall have full understanding of the condition of Party A, and shall have taken into considerations those factors that might affect the construction of the Project and prepared corresponding solutions.

3.

Party B should make all necessary preparations before the construction starts, including setting up project items implementation plans with suppliers, arranging construction workers and providing basic working and living conditions for its employees.

Clause Three Time For Completion

1.

The construction of the Project is scheduled to commence on June 1, 2007 and completes before January 31, 2008.  The overall construction period shall last for 8 months.  The overall construction period is the total time for the completion of planning, design and construction of the Project.

2.

Party B should adopt system engineering management method for the Project, observe Party A’s construction period and as to assure the Project will be completed as scheduled.

3.

The overall construction period encompasses time for construction preparation, selection of suppliers, system installation, development and testing, and acceptance check of the whole Project.

4.

If Party A’s default causes the Project to be delayed, it should coordinate actively with Party B so as to ensure that the Project is completed as scheduled.

Clause  Four Rights and Obligations of Party A and Party B

A.

Rights and Obligations of Party A

1.

Party A has the right to alter the construction design according to the actual needs of Huian County’s development and to select or change the hardware equipments and software systems in accordance with the altered design. Party B shall redesign and replace the hardware equipments and software systems according to Party A’s request. Party A shall bear the cost resulting from the redesign.

2.

Party A has the right to examine at any given time the Project’s progress and its quality and has the right to demand Party B to provide quarterly working report and other specific reports concerning the Project construction.

3.

In case Party A finds that Party B‘s employees or its sub-contractors or suppliers are unable to fulfill corresponding responsibilities, Party A has the right to request Party B to replace them, and Party B shall do as requested. Otherwise, Party A has the right to terminate the Contract and to demand Party B to assume corresponding liabilities.

4.

Party A shall make the down payment to Party B for commencement of the works and honor construction payment as per the Project’s progress.

5.

Party A shall be responsible for outward liaison coordination during the course of the project, so as to provide a good outer environment for the project construction. When the case so demands, part or the entire liaison coordination job can be entrusted to B. In such case, conceret job assigning and corresponding reimbursement should be stated on additional provisions.

6.

A should provide B documents related with the project.

7.

A should make decisions in writing which requires a decision being made.

8.

Other rights and obligations stipulated in the contract and attached provisions.

B Rights and obligations of Party B

1.

Party B shall use his own advantages and the implementation experience of Huian County E-government Phase 1 Project to ensure the Huian County E-government Phase 2 Project will be operated smoothly and completes on schedule.

2.

B confirms that it is in full command of conditions and circumstances at the construction site and guarantees to complete the project within previously set time frame and meeting pre-set quality standards at the same time, without additional expenditure, unless otherwise stated in the contract.

3.

Selects superb suppliers to provide software and hardware systems required by the project construction; selects certified enterprises as sub-contractors to provide services required by the project. B should be held responsible to A for acts of the above selected suppliers, sub-contractors and other auxiliary members.

4.

Be responsible for the organization, construction, management、coordination and implementation of the project.

5.

Designates a site manager to be responsible for the overall work of the construction site, and to handle events arising on the construction site.

6.

Submits quarterly construction schedules and quarterly project progress reports to A.

7.

Accepts monitoring and inspection by A’s on-site management personnel and provides convenience for such daily inspection.

8.

The time upon the completion of the E-government Construction of Huian County Phase 2, the successful acceptance check, and the commissioning to A of the project is the entry into the guarantee period. During the period, when any quality issue arises, B is held responsible for repairs, replacement, and returning of the products, and the resulting expenses.

9.

Submits technical documents within the scope of the project to A during the project construction. They are to be arranged as is required so as to be used for compiling project completion materials

10.

Coordinates with other professional sub-contractors.

11.

B has the responsibility and obligation to safeguard the project technical confidentiality and should not provide any project related materials or documents to another party without consent of A.

12.

Maintains the system during its trial operation and guarantee period.

13.

Provides the entire set of documents mentioned in the contract.

14.

Provides adequate professional training in relation to the project.

Clause Five   Installation, Development, Testing, Trial Running and Acceptance Check of Software and Hardware Systems at the E-government Construction of Huian County Phase 2

1.

Party B should provide “Detailed Technical Plans” to be approved by A. Work of System Development can only begin after the approval.

2.

During the development cycle of each application system, Party B should complete the development and testing of each piece of application software. After the system has been installed, A and the supplier will conduct preliminary inspection of the system, and it shall be put into operation only if the inspection is satisfactory.

3.

Within three working days after the application system has been operating for 20 days, A shall propose modification and perfection suggestions in writing to B, and B shall finish modification and perfection of the system software within 10 days and submit to A for system inspection. A, B and the supplier will conduct final inner inspection of the software system within five working days.

B should guarantee the Phase 2 of completion of software development, testing, trial running, perfection, installation, training and acceptance check within each application system working cycle as promised on the bid document.

4.

Transfer of the project and accompanying documents

Within 5 days, after the test and commissioning of each item. Party B should transfer all the software and documents of whole project to Party A.

Clause Six  Criterions for Construction Completion Acceptance Check

1.

The project conforms to relevant laws, regulations, standards and norms proclaimed by the State and other authorities in charge.

2.

It can operate in stable and normal manners without additional materials, equipments, parts or software, and can satisfy A and relevant government departments in a reasonable way.

3.

Meets the needs and requirements of Huian County E-government Project.

Clause Seven   Warranty, After-sales Services and Technical support

1.

B is responsible for warranty obligations to the project starting the day the project is transferred to A after the successful construction completion acceptance check of the project. The warranty scope should follow relevant stipulations of the contract.

2.

Technical support, warranty and free maintenance of the project are one year, counting from the day of the successful project completion acceptance check.

3.

During the warranty period, B should send staff for repair within 4 hours of receiving repair notice from A, and should provide spare parts for maintaining normal operation of the system. Otherwise A may have the repair done and let B bear all the expenses as well as costs for loss.

4.

During the initial usage period (no more then 30 days), B should send qualified and experienced technicians to stay on the site to handle emerging issues.

5.

For quality defects of the project during or before the warranty period, and which are not a disruptive act of A, B is responsible for repair and all the responsibilities.

6.

Technical supports, and maintenance services provided by B during the free maintenance period are of quick response type. For failures of A’s system, B’s technicians should arrive at the site within 24 hours and trouble shoot in the quickest way. If the system is unable to operate normally within 48 hours, B should provide spare equipments (systems) unconditionally to keep the system in normal operation.

7.

B should set up specialized technical service system to ensure response speed and service quality.

8.

B may continue o provide maintenance service with A’s consent after the free maintenance period, but both parties are to sign separate maintenance contract.

9.

The following cases are not covered by the warranty service:

a: damages due to disruptive acts of A’s personnel;

b: A’s personnel replace or repair major equipments or software without B’s consent;

c: where laws or regulations exclude the warranty service.

For repair of damages in the above cases, proportional charge for materials is due.

10.

Free maintenance and technical support only cover hardware and software products provided to A by B, its sub-contractors or suppliers as stipulated in the contract.

11.

B provides free technical support during the equipment warranty period.

Clause Eight  Contract Sum, Contracting Method, and Price Adjustment

1.

The total sum of the contract (including planning, design, hardware, software, installation, testing and training etc. of the E-government Construction of Huian County Phase 2) is RMB TWO HUNDRED FIFTY FIVE MILLION TWO HUNDRED EIGHTY ONE THOUSAND ONE HUNDRED AND TWENTY ONLY. (￥255,281,120.00)  Pricing for each sub-project is stated on the addendum.

The above price is Huian construction site price, and encompasses all fees and taxes required by the state and all local authorities.

2.

Contracting method: lump-sum contract, with quality guaranteed within the specified construction period. Project alterations are to be handled according to relevant regulations of the contract.

3.

If changing needs of A result in increase of number of hardware equipments and that of software expenditures, a supplementary contract will be signed between A and B after mutual consultation to take care of the increased cost; if an agreement can not be reached after the consultation, both parties shall designate together a qualified appraisal institution to conduct appraisal, and the increased cost will be born by A.

4.

B has considered and agreed to risks that might result from factors of changes in salary, management cost, and equipment prices, and asks for no new demand.

Unless otherwise stated, all direct costs resulting from the project and other costs related to the project are regarded as being included in the project price.

Clause Nine   Payment and Settlement Methods

1.

5% of the total construction project will be reserved for the settlement of the completion of the entire project; and 5% of the total construction project will be reserved as Deposit for the repairing and maintenance, after sales service and technical support service of the project.

2.

Payment for the Project Fund

(1)

Party A shall pay Party B 50% of the Total Project price (SAY RMB ONE HUNDRED TWENTY SEVEN MILLION SIX HUNDRED FORTY THOUSAND FIVE HUNDRED AND SIXTY ONLY ￥127,640,560.00)  within 5 working days after the contract has been signed.

(2)

Party A shall pay Party B 45% of the Total Project price (SAY RMB ONE HUNDRED FOURTEEN MILLION EIGHT HUNDRED SEVENTY SIX THOUSND FIVE HUNDRED AND FOUR ONLY, ￥114,876,504.00 ) within 5 working days after the completion and passed of the total Phase 2 project.

3. Payment for the Deposit of the Project After-sales Service

Party A shall pay Party B the after sales service deposit (5% of the total project price, SAY RMB TWELVE MILLION SENEN THOUSAND SIXTY FOUR THOUSAND AND FIFTY SIX ONLY ￥12,764,056.00) within ten working days after the date of the technical support has been expired.

Clause Ten   Training

B promises to provide on site technical training for A. The training should be a qualified one, and can be provided either by the OEMs, B or the sub-contractors.

Clause Eleven   Force Majeure

When incidents beyond the control of human beings such as natural disasters, wars, earthquakes, unexpected incidents, or governmental acts, take place, B should take active measures to minimize loss, and should report on time loss incurred and repair expenses. Damage to the project will be born by A, while personnel casualties, damage to equipments and loss due to construction suspension will be born by B.

If force majeure results in delayed execution or inability of complete execution of the contract, then both parties shall consult to decide whether to continue fulfilling the contract or not. If the contract is terminated, the acquired interests of both parties should be returned to its counterpart.

Clause Twelve   Default Liabilities

1. B’s Default Liabilities:

1.

B should bear default liabilities for loss of A caused by B, its sub-contractors, suppliers or auxiliary members (here under abbreviated as B), and should compensate A for the loss and pay breach of the contract damages.

2.

If the construction can not proceed according to the project construction schedule specified on the contract due to B’s sake, then for delay of each working day, B pays to A 0.5‰ of the total amount of the contract as breach of contract damages, but the total amount of breach of contract damages should not exceed 20% of the total amount of the contract. If the delay is more than 150 days, B is deemed as unable to fulfill the contract, and should return to A all the money having received from A, and pay to A 20% of the total amount of the contract as breach of contract damages.

3.

If B is unable to deliver a specific system as required, it is regarded as unable to deliver the whole project. In such a case, in addition to returning to A all the money A has paid for the system, B should pay as breach of contract damages 10% of the total amount of the contract.

4.

If B is unable to satisfactorily fulfill as stipulated in the contract the after-sales service clauses, relevant service requirements and is still unable to fulfill according to the contract after written notice from A, then it should pay as breach of contract damages 5% of the total amount of the contract.

5.

If varieties, types, specifications, quality or quantity of the hardware equipments delivered by B do not conform to stipulations on the contract, then A has the right to refuse the goods, and B is deemed as unable to deliver the equipments.

6.

If B is unable to fulfill the contract or to meet the technical requirements or system functions specified on technical plan appraised by the experts, and after written notice from A, B is still unable to make amendment according to requirements of the contract, or the technical requirements or system functions specified on the technical plan or bid document are still unable to be attained, then A has the right to demand B to terminate the project, to return all the money A has paid, and to pay as breach of contract damages 20% of the total amount of the contract.

2. A’s Default Liabilities:

1.

A should bear default liability for loss of B due to A’s sake, and should bear resulting related costs. If it results in construction delay, the construction period shall be postponed accordingly.

2.

If A demands returning of goods and it is due to its fault then A should pay to B as breach of contract damages 20% of the value of the goods.

3.

If work can not proceed according to the schedule as stipulated on the contract due to the fault of A, and it results in loss of B, then for delay of one working day, the default party should pay to B as breach of contract damages 0.5% of the total amount of the contract, but total amount of the breach of contract damages should not exceed 10% of the total amount of the contract.

4.

If A demands replacement of equipments in order to raise design standards or A has other justifications, such as: related administration reforms are impeded, and result in construction delay. In such case, neither party shall bear default liabilities, but A should make appropriate compensations for B.

5.

If A is unable to make payment to B on time as stipulated on the contract, and it results in heavy loss of B, then A should make a certain amount of compensations for B, the amount to be decided according to actual loss incurred.

Common Clause:

1.

Payment of breach of contract damages does not exempt the obligations of both parties to continue to fulfill the contract.

2.

The party who terminates the contract without justifications should be responsible to compensate the other party for all the economic losses incurred, and should also bear related legal responsibilities.

Clause Thirteen

Alterations and Cancellation of the contract

Unless stipulated in the contract, neither party can alter or cancel the contract unilaterally. Alterations or cancellation of the contract will be discussed by both parties, be recorded in writing, and shall take effect only after having been signed by authorized representatives of both parties. These written records shall constitute part of the contract, and possess identical legal effect.

Clause Fourteen   Termination of Contract

1.

If any party seriously violates the contract and causes it to be unable to be fulfilled further, then the other party may notice its counterpart to terminate the contract, and demand it to bear default liabilities, to compensate for all the resulted economic loss and to pay breach of contract damages.

2.

If both parties mutually agree, the contract can be terminated

Clause Fifteen   Resolution of Disputes

If the two parties have disputes on explanation or execution of clauses of the contract, or on issues related to the project, then friendly consultation should be pursued. If consultation does not work, arbitration may be applied for, or lawsuit may be filed to a court.

Clause Sixteen   Etcetera Clause

1.

The sub-contractors B designates must be qualified institutions; A has the right to examine qualifications of the sub-contractors and suppliers, and B should cooperate. B bears legal responsibilities toward A for acts of the sub-contractors and suppliers.

2.

For issues that the contract does not address, both parties are to consult to resolve. If other clauses or supplementary materials need to be supplemented when in execution, then mutual agreement from and signatures of both parties are needed. The signed supplementary clauses possess identical legal effect as the contract.

3.

Addenda of the contract are integral part of the contract

Clause Seventeen   Effect of the Contract

The contract becomes effective immediately after representatives of both parties have signed and put official seals on it. The contract has four copies, with each party A and B in possession of two, and all the copies possess identical legal effect.

Addenda of the contract possess identical legal effect as the contract.

The contract is effective until requirements of all clauses of the contract have been met and realized.

Addendum I:

“The construction fees of items of Huian County E-government Construction Projects Phase 2”

Addendum II:

“The description and fees of items of Huian County E-government Construction Projects Phase 2”

Party A: Huian County E-government Management Company, Limited

Representative:

Date: May 14, 2007

Party B: Expert Network (Shenzhen) Company, Limited

Representative:

Date: May 14, 2007

Addendum I:

“The construction fees of items of Huian County E-government

Construction Projects Phase 2”

Description	Price
The Smart Card System of Huian County E-government Construction	￥45,000,000.00
Social Medical Security Information System of Huian County E-government Construction	￥40,000,000.00
The Project of Promotion Application of Huian County E-government Construction	￥75,781,120.00
The E-commerce System of Huian County E-government Construction	￥94,500,000.00
Total	￥255,281,120.00

Addendum II:

“The description and fees of items of Huian County

E-government Construction Projects Phase 2”

1. The description and fees of Huian County Social Medical Security Information System

Item	Product Name and Model	Qty	Unit Price	Amount
Network Product	Intel 550T Switches	2	￥380,000.00	￥760,000.00
	1000SX Mold Set ES500MSXSST	2	￥22,965.00	￥45,930.00
	3m Optical Soft Patch Cord	2	￥8,750.00	￥17,500.00
	Intel 510T Switches	1	￥25,000.00	￥25,000.00
	Intel 520T Switches	1	￥26,000.00	￥26,000.00
	Cisco PIX-515UR Firewall	2	￥84,000.00	￥168,000.00
	4 Port 10/100BaseT NIC PIX-4FE	2	￥21,000.00	￥42,000.00
	Cisco 3660 Router	1	￥280,000.00	￥280,000.00
	NM-1CE1U Mold Set	1	￥140,000.00	￥140,000.00
	Cisco 3640 Router	1	￥210,000.00	￥210,000.00
	NM-1FE-TX Mold Set	1	￥140,000.00	￥140,000.00
	NM-1CE1U Mold Set	1	￥140,000.00	￥140,000.00
	Intel Shiva D56 Browsing Server	1	￥230,000.00	￥230,000.00
	56K Data Modem device	25	￥560.00	￥14,000.00
PC Server And Accessories	xSeries 360 86863RX PC Server	8	￥376,250.00	￥3,010,000.00
	IBM xSeries 350 86825RY PC Server	5	￥126,000.00	￥630,000.00
	Harddisk	11	￥9,620.00	￥105,820.00
	Case Set	5	￥61,250.00	￥306,250.00
	Win. 2000 Adv. Ser. Operation System	4	￥73,500.00	￥294,000.00
	Win. 2000 Server Operation System	5	￥17,500.00	￥87,500.00

Notebook And Accessories	IBM P670 Notebook	2	￥3,910,000.00	￥7,820,000.00
	SHARK Harddisk	2	￥2,450,000.00	￥4,900,000.00
	Oracle 9i Data Bank for 60 User	2	￥19,000.00	￥38,000.00
Backup Accessories	DLT 2/40 Backup Disk	1	￥750,000.00	￥750,000.00
	Optical Fiber Channel Card	1	￥70,000.00	￥70,000.00
	Legato Backup Software	1	￥450,000.00	￥450,000.00
Medical And Insurance System Software	Medical & Insurance Center Information System	1	￥2,800,000.00	￥2,800,000.00
	Medical Organization Information System	21	￥100,000.00	￥2,100,000.00
	Employment Service Agencies & Unemployment Insurance Management System	1	￥2,400,000.00	￥2,400,000.00
	Pension Insurance Management System	1	￥2,000,000.00	￥2,000,000.00
	Medical Insurance & Maternity Insurance Management System	1	￥2,000,000.00	￥2,000,000.00
Social Insurance System Software	Occupational Injury Insurance Management System	1	￥2,000,000.00	￥2,000,000.00
	Wage Receiving Management System	1	￥2,000,000.00	￥2,000,000.00
	Labor Relationship Management System	1	￥2,000,000.00	￥2,000,000.00
	Development of Job Skill Management System	1	￥2,000,000.00	￥2,000,000.00
Total After Discount				￥40,000,000.00

2.

The description and fees of Huian County Smart Card System

Name	Price
TimeCOS Operation System	￥3,500,000.00
City Card	￥15,000,000.00
PSAM	￥3,500,000.00
Control Card	￥1,450,000.00
“Smart Card”XML Key System	￥4,500,000.00
City Card Issuing System	￥1,450,000.00
The Sub-system of Smart Card Management Center	￥6,000,000.00
Data Exchange Center System	￥2,000,000.00
Public Traffic Information Management System	￥3,200,000.00
Commerce, Finance and Consumption System	￥4,400,000.00
Total	￥45,000,000.00

3. The description and fees of the Promotion Application of Huian County E-government

A. The fees of Promotion Software

The Client’s Terminal of Coordinated Office System
Inbox & Outbox Manager	￥2,700.00
News Release	￥1,400.00
File Manager	￥1,400.00
Notice Board	￥90.00
Daily Schedule	￥180.00
Conference Manager	￥180.00
Mail Box	￥180.00
Forum for Internal	￥180.00
Electric Magazine	￥310.00
MSN	￥270.00
The Client’s Terminal of Document Exchange System
Document Transmission	￥270.00
Document Track	￥270.00

Document Urgency	￥270.00
Inbox	￥270.00
Contacts Manager	￥360.00
Document Enquiry	￥450.00
The Client’s Terminal of Unified Administration Approval System
Examination and Approval Module	￥3,600.00
Statistics Analysis	￥1,800.00
Inquiry Retrieval	￥1,400.00
Total（Yuan/set）	￥15,580.00

B. The fees of Promotion

Name of Department	Qty (set)	Total Unit Price（Yuan）
The Department of Huian County Committee
Office of County Committee	38	￥592,040.00
Confidential Information Department	8	￥124,640.00
City Organization Department	19	￥296,020.00
Aged Members Department	7	￥109,060.00
Marketing Division	18	￥280,440.00
Office of Culture	10	￥155,800.00
Warfare Division	11	￥171,380.00
General Office of Executive & Legislation	12	￥186,960.00
Office of Workers	18	￥280,440.00
Office of Party Appointed Workers	4	￥62,320.00
Office of Agriculture	28	￥436,240.00
Office of Editorial	6	￥93,480.00
Disciplinary Supervision Department	38	￥592,040.00
Data Archives Department	42	￥654,360.00
Committee & Party History Research Laboratory	5	￥77,900.00
Committee & Party School	45	￥701,100.00
Office of Birth Planning of the Directly Related Department	18	￥280,440.00
Office of Maintenance of the Water & Earth Committee	12	￥186,960.00

Sub-Total	339	￥5,281,620.00
The Department of Huian County Government
Office of County Government	54	￥841,320.00
Department of Planning	52	￥810,160.00
Economy & Trade Department	46	￥716,680.00
Finance Department	72	￥1,121,760.00
Water Resources Department	64	￥997,120.00
Department of Foreign Trade & Economic Cooperation	32	￥498,560.00
Construction Department	62	￥965,960.00
Department of Civil Affairs	44	￥685,520.00
Grain Department	36	￥560,880.00
Department of Agricultural	66	￥1,028,280.00
Department of Forestry	61	￥950,380.00
Communications	75	￥1,168,500.00
Environmental Protection Department	48	￥747,840.00
Education Department	36	￥560,880.00
Scientific Technology Department	32	￥498,560.00
Labor & Social Security Department	44	￥685,520.00
Department of Land & Resources	89	￥1,386,620.00
Post Department	26	￥405,080.00
Personnel Department	69	￥1,075,020.00
Department of Public Security	539	￥8,397,620.00
Judicial Department	153	￥2,383,740.00
Culture and Sport Service Department	24	￥373,920.00
Department of Health	72	￥1,121,760.00
Department of Audit	164	￥2,555,120.00
Department of Statistics	228	￥3,552,240.00
Population & Family Planning Committee	62	￥965,960.00
Oversea Chinese Affairs Office	8	￥124,640.00
Department of religious Affairs	22	￥342,760.00
Department of Price	146	￥2,274,680.00

Civil Defense Office	24	￥373,920.00
Department of Supervision	62	￥965,960.00
Tourism Department	68	￥1,059,440.00
Department of radio Film & Television	325	￥5,063,500.00
Local Taxation Bureau	199	￥3,100,420.00
State Taxation	253	￥3,941,740.00
Department of Industry & Commerce	236	￥3,676,880.00
Sub-Total	3593	￥55,978,940.00

People’s Congress of County	28	￥436,240.00
Political Bureau	22	￥342,760.00
Communist Youth Party	14	￥218,120.00
Women’s Society	18	￥280,440.00
Commercial & Industry Society	8	￥124,640.00
Compatriots Society	6	￥93,480.00
Culture Society	12	￥186,960.00
Technology Coordination Society	34	￥529,720.00
Aged People Committee	6	￥93,480.00
Civil Servant Committee	4	￥62,320.00
Disability Society	8	￥124,640.00
Family Planning Society	8	￥124,640.00
Sub-Total	168	￥2,617,440.00

The Town And Village of Huian County
Luo Cheng Town	66	￥1,028,280.00
Luoyang Town	62	￥965,960.00
Chongwu Town	70	￥1,090,600.00
Dongyuan Town	50	￥779,000.00
Zhangban Town	52	￥810,160.00
Dongling Town	42	￥654,360.00
Wangchuan Town	40	￥623,200.00
Tuzai Town	40	￥623,200.00
Luoyang Town	38	￥592,040.00
Huangtang Town	40	￥623,200.00
Shangxia Town	38	￥592,040.00

Jingfeng Town	39	￥607,620.00
Qiao Town	38	￥592,040.00
Zishan Town	38	￥592,040.00
Xiao Town	47	￥732,260.00
Bai Qi Village	64	￥997,120.00
Sub-Total	764	￥11,903,120.00
Total	4864	￥75,781,120.00

4. The description and fees of the E-Commerce System of Huian County E-government

1.

The composite fees of sub-items

Name of Sub-Item	Price
The Hardware platform of E-commerce	￥20,784,330.00
Security System of E-Commerce	￥9,500,000.00
Application Platform Software of E-Commerce	￥38,000,000.00
Application System of E-Commerce	￥26,016,000.00
Training	￥200,000.00
Total	￥94,500,330.00
Total after Discount	￥94,500,000.00

2.

The description and fees of sub-items

●

The Hardware platform of E-commerce

Name of Product	Product Model	Unit Pricec	Qty	Total
WEB Sever	E420R	￥1,680,000.00	4	￥6,720,000.00
Application Server	E3500	￥1,300,000.00	2	￥2,600,000.00
Dual Machine Hot Backup Software	LEGATO	￥1,900,000.00	1	￥1,900,000.00
Database server	E3500	￥1,320,000.00	2	￥2,640,000.00
CA Server	E420R	￥1,690,000.00	2	￥3,380,000.00
RAID	D1000	￥420,000.00	1	￥420,000.00
Firewall	E220R	￥190,000.00	2	￥380,000.00

Router	CISCO2620	￥72,000.00	1	￥72,000.00
Switches	CISCO WS-C3550-48SMI	￥50,000.00	3	￥150,000.00
UPS	SANTEK	￥150,000.00	2	￥300,000.00
Machine Closet		￥15,000.00	5	￥75,000.00
Ethernet Switch Box	LS-B-6506R-AC220	￥75,000.00	1	￥75,000.00
AC Module	LS-PS-AC220	￥14,200.00	3	￥42,600.00
Route Module-Salience II	Salience II	￥180,000.00	2	￥360,000.00
8 ports Copper wire GBIC (RJ45)	LS-6506-GT8U	￥112,000.00	2	￥224,000.00
4 Ports optical (GBIC,SC)	LS-GB4C	￥98,000.00	1	￥98,000.00
Optical Receipt & Delivery Unified Module	GBIC-1300nm-1250Mb/s--3dBm--9.5dBm--14.4dBm-SC-10km	￥52,000.00	4	￥208,000.00
LAN Manapement Software	RTBMZLANA	￥150,000.00	1	￥150,000.00
				￥19,794,600.00
System Integration			5%	￥989,730.00

Total				￥20,784,330.00

●

lSecurity System of E-Commerce

Name	Model	Qty	Unit Price	Toatl
CA System	X235-8671-21X	1	￥80,000.00	￥80,000.00
	X235-8771-21X	2	￥100,000.00	￥200,000.00
KMC System

	X235-8671-21X	1	￥100,000.00	￥100,000.00
	X235-8771-21X	1	￥150,000.00	￥150,000.00
Registration System	X235-8871-21X	2	￥160,000.00	￥320,000.00
Terminal	A30 6824-43C(Black)	8	￥125,000.00	￥1,000,000.00
Encoder	SJY05-B	5	￥1,000,000.00	￥5,000,000.00
Other	X235-8671-21X	1	￥90,000.00	￥90,000.00
Network	WS-C2950-24	4	￥136,000.00	￥544,000.00
Network	CISCO2820XM	1	￥450,000.00	￥450,000.00
	WIC-1T	1	￥70,000.00	￥70,000.00
	EXP300	1	￥130,000.00	￥130,000.00
	IBM 00N7991	1	￥127,500.00	￥127,500.00
Sub-total				￥8,261,500.00
System Integration （10%)				￥1,239,225.00
Total				￥9,500,725.00
Total after discount				￥9,500,000.00

●

Application Platform Software of E-Commerce

Software Name	Product Description	Version	Unit Price	Qty	Total
Development Environment: Developing Version Silver Stream Developer Edition(SDE)	STD:SDE-1 Standard Version. (Wintel-1 Development Volume)	3.5	￥300,000.00	1	￥300,000.00

Operating Environment: Enterprise version SilverStream Enterprise Edition(SEE)	STD:SEE-1 (Sun Solaris 2-CPU)	3.5	￥2,300,000.00	3	￥6,900,000.00
SilverStream ePortal	STD:SEE-1 (Sun Solaris 2-CPU)	1	￥6,540,000.00	3	￥19,620,000.00
Brio Client machine/Server Client Terminal Product Designer	Designer for Windows/Unix	6.0C	￥320,000.00	8	￥2,560,000.00
Brio Sever Product Brio Enterprise Server	Brio Enterprise Server for Unix	6.0C	￥3,000,000.00	2	￥6,000,000.00
Base on Brio Web Client Terminal Product Brio.quickview 6.0C for Win & Unix	100 Users	6.0C	￥360,000.00	2	￥720,000.00
Brio.insight 6.0C for Win & Unix	25 Users	6.0C	￥700,000.00	2	￥1,400,000.00
Oracle 8i for Solaris	8 Users	8.1.5	￥250,000.00	2	￥500,000.00
Total	￥38,000,000.00

●

Application System of E-Commerce

Name of System	Qty	Unit Price	Sub-Total
Electronic Business Door

System	1	￥1,766,000.00	￥1,766,000.00
Internet Mall System	1	￥2,800,000.00	￥2,800,000.00
Corporate Erpsystear	30	￥715,000.00	￥21,450,000.00
Total			￥26,016,000.00

●

The profession training for E-Commerce

Training Item	Day	No. of person	Unit Price（Yuan/pax）	Total
Hardware, Network Technology Training	10	20	￥1,000.00	￥20,000.00
Telectromic Business Application System Training	5	10	￥500.00	￥5,000.00
Corporate Terp System Training	10	250	￥700.00	￥175,000.00
Total				￥200,000.00